SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9502

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 10, 2008, A. O. Smith Corporation (“A. O. Smith”) held a conference call in connection with the issuance of a news release announcing A. O. Smith’s revised earnings forecast, during which, among other things, a proposed transaction between A. O. Smith and Smith Investment Company (“SICO”) was discussed. On December 11, 2008, A. O. Smith posted to its website (http://www.aosmith.com) an audio replay of such conference call and slides used in conjunction with such conference call. A transcript of the conference call and copies of such slides are filed as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the proposed transaction between A. O. Smith and SICO, the parties intend to file a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus. Such documents, however, are not currently available. The joint proxy statement/prospectus will be mailed to stockholders of A. O. Smith and SICO. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus filed by A. O. Smith, without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. It will also be available on A. O. Smith’s website (http://www.aosmith.com) by clicking on A. O. Smith Corporation, Investor Relations and then SEC filings. Copies of the joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to A. O. Smith Corporation, Attention: Investor Relations, 11270 West Park Place, Milwaukee, Wisconsin 53224.

A. O. Smith, SICO and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of A. O. Smith and SICO in connection with the proposed transaction. Information about the directors and executive officers of A. O. Smith and SICO and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are being filed herewith:

(99.1)	Conference call transcript of A. O. Smith Corporation, dated December 10, 2008.

(99.2)	Slides of A. O. Smith Corporation to be used in conjunction with conference call, dated December 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: December 11, 2008	By:	/s/ James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated December 10, 2008

Exhibit Number	Description

99.1	Conference Call Transcript of A. O. Smith Corporation, dated December 10, 2008

99.2	Slides of A. O. Smith Corporation to be used in conjunction with conference call, dated December 10, 2008

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